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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350 AND
                        RULE 13A-14(B) OR RULE 15D-14(B)
             PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. Section 1350), William D. Young, the Chief Executive Officer of ViroLogic, Inc. (the "Company"), and Karen J. Wilson, Chief Financial Officer of the Company, each hereby certifies that, to the best of his or her knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Dated: May 4, 2004

/s/ William D. Young                                    /s/ Karen J. Wilson
------------------------                                ------------------------
William D. Young                                        Karen J. Wilson
Chief Executive Officer                                 Chief Financial Officer


 "This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of ViroLogic, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing."